UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

EXACTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-28240	59-2603930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court

Gainesville, Florida 32653

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (352) 377-1140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Exactech, Inc. today filed additional soliciting materials on Schedule 14A and is filing this Current Report on Form 8–K to correct the description in its proxy statement dated March 27, 2009, of voting requirements.

Voting Requirements

The following description of voting requirements corrects a statement in our proxy statement dated March 27, 2009, on page 2. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of the Exactech, Inc. 2009 Executive Incentive Compensation Plan and the Exactech, Inc. 2009 Employee Stock Purchase Plan. Broker non-votes will not have the effect of a vote against these proposals because broker non-votes are not counted as shares present and entitled to be voted. However, abstentions will have the effect of a vote against these proposals because abstentions are considered as shares present and entitled to vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACTECH, INC.

Date: May 4, 2009	By:	/s/ Joel C. Phillips
Joel C. Phillips
Chief Financial Officer